                                                                 EXHIBIT 10.97.1

                             CONSENT AND AMENDMENT

        CONSENT AND AMENDMENT, dated as of November 12, 1999, by and among Aerial Communications, Inc. ("Company"), Telephone and Data Systems, Inc. ("TDS"), VoiceStream Wireless Corporation ("VoiceStream"), VoiceStream Wireless Holding Corporation ("Holding") (VoiceStream and Holding are collectively referred to as "Parent"), and Hellman & Friedman Capital Partners II, H&F Orchard Partners, L.P., H&F International Partners, L.P., John W. Stanton, Theresa Gillespie, PN Cellular, Inc., Stanton Family Trust, Stanton Communications Corporation, GS Capital Partners, L.P., The Goldman Sachs Group, Inc., Bridge Street Fund 1992, L.P., Stone Street Fund 1992, L.P., Providence Media Partners, L.P., Hutchison Telecommunications Holdings (USA) Limited, and Hutchison Telecommunications PCS (USA) Limited (collectively, "Parent Stockholders").

        For good and valuable consideration, the adequacy and receipt of which is acknowledged, the undersigned parties agree as follows:

        1. Reference is made to the Parent Stockholder Agreement, dated as of September 17, 1999, by and among the undersigned, which is hereby amended by the consent of the undersigned parties.

        2. Notwithstanding anything to the contrary contained in the Parent Stockholder Agreement, or in any other agreement between or among the parties hereto, John W. Stanton and his affiliated entities may Transfer (including charitably donate) up to a total of 500,000 shares of the VoiceStream Scheduled Shares.

        3. Section 3 of the Parent Stockholder Agreement shall not apply to any such Transfer or to the VoiceStream Scheduled Shares thereby Transferred.

        4. Capitalized terms used in this Agreement that are not defined herein shall have such meanings as set forth or incorporated into the Parent Stockholder Agreement.

        5. This Agreement may be amended only by means of a written instrument executed and delivered by each of the Parent Stockholders, Company, and TDS.

        6. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

        7. Except as amended hereby, the Parent Stockholder Agreement, and any other agreements by and among the parties, remain in full force and effect in accordance with their respective terms.

        IN WITNESS WHEREOF, the parties have signed this Agreement as of the date noted above.


                                 *   *   *   *

                                AERIAL COMMNICATIONS, INC.


                                By:      /s/ LeRoy T. Carlson, Jr.
                                         ---------------------------------
                                Name:    LeRoy T. Carlson, Jr.
                                Title:   Chairman


                                TELEPHONE AND DATA SYSTEMS, INC.


                                By:      /s/ LeRoy T. Carlson
                                         ---------------------------------
                                Name:    LeRoy T. Carlson
                                Title:   Chairman


                                PARENT STOCKHOLDERS:

                                HELLMAN & FRIEDMAN CAPITAL
                                PARTNERS II, L.P., A CALIFORNIA
                                LIMITED PARTNERSHIP

                                By: Hellman & Friedman Investors, L.P., its general partner


                                         By:      Hellman & Friedman Investors,
                                                  Inc., its general partner


                                         By:      /s/ Mitchell Cohen
                                                  -----------------------------
                                         Name:    Mitchell Cohen
                                         Title:   Vice President

                             H&F ORCHARD PARTNERS, L.P., A
                             CALIFORNIA LIMITED PARTNERSHIP

                             By:      H&F Orchard Investors, L.P., its general
                                      partner

                                      By:      H&F Orchard Investors, Inc., its
                                               general partner


                                      By:      /s/ Mitchell Cohen
                                               --------------------------------
                                      Name:    Mitchell Cohen
                                      Title:   Vice President


                             H&F INTERNATIONAL PARTNERS, L.P.,
                             A CALIFORNIA LIMITED PARTNERSHIP

                             By: H&F International Investors, L.P., its general partner

                                      By:      H&F International Investors,
                                               Inc., its general partner


                                      By:      /s/ Mitchell Cohen
                                               --------------------------------
                                      Name:    Mitchell Cohen
                                      Title:   Vice President


                             /s/ John W. Stanton
                             --------------------------------------------------
                             John W. Stanton



                             /s/ Theresa E. Gillespie
                             --------------------------------------------------
                             Theresa E. Gillespie


                             PN CELLULAR, INC.

                             By:      /s/ John W. Stanton
                                      -----------------------------------------
                             Name:    John W. Stanton
                             Title:

                                    STANTON FAMILY TRUST


                                    By:      /s/ Theresa E. Gillespie
                                             -----------------------------------
                                    Name:    Theresa E. Gillespie
                                    Title:   Trustee


                                    STANTON COMMUNICATIONS CORPORATION


                                    By:      /s/ John W. Stanton
                                             -----------------------------------
                                    Name:    John W. Stanton
                                    Title:


                                    GS CAPITAL PARTNERS, L.P.

                                    By:      GS Advisors L.P., General Partner

                                    By:      GS Advisors, Inc., General Partner

                                             By:      /s/ Eve M. Gerriets
                                                      --------------------------
                                             Name:    Eve M. Gerriets
                                             Title:   Vice President


                                    THE GOLDMAN SACHS GROUP, INC.


                                    By:      /s/ Joseph H. Glebermer
                                             -----------------------------------
                                    Name:    Joseph H. Glebermer
                                    Title:   Vice President

                                       BRIDGE STREET FUND 1992, L.P.

                                       By:      Stone Street Performance Corp.,
                                                Managing General Partner


                                       By:      /s/ Eve M. Gerriets
                                                ------------------------------
                                       Name:    Eve M. Gerriets
                                       Title:   Vice President


                                       STONE STREET FUND 1992, L.P.

                                       By:      Stone Street Performance Corp.,
                                                General Partner


                                       By:      /s/ Eve M. Gerriets
                                                ------------------------------
                                       Name:    Eve M. Gerriets
                                       Title:   Vice President


                                       PROVIDENCE MEDIA PARTNERS L.P.

                                       By:      Providence Media G.P. Limited
                                                Partnership, General Partner

                                       By:      Providence Ventures L.P.,
                                                General Partner


                                                By:      /s/ Jonathan M. Nelson
                                                         ---------------------
                                                Name:    Jonathan M. Nelson
                                                Title:   President

                                         HUTCHISON TELECOMMUNICATIONS
                                         HOLDINGS (USA) LIMITED


                                         By:      /s/ Canning Fok
                                                  -----------------------------
                                         Name:    Canning Fok
                                         Title:   Director


                                         By:      /s/ Edith Shih
                                                  -----------------------------
                                         Name:    Edith Shih
                                         Title:   Company Secretary


                                         HUTCHISON TELECOMMUNICATIONS
                                         PCS (USA) LIMITED)


                                         By:      /s/ Canning Fok
                                                  -----------------------------
                                         Name:    Canning Fok
                                         Title:   Director


                                         By:      /s/ Edith Shih
                                                  -----------------------------
                                         Name:    Edith Shih
                                         Title:   Company Secretary